SCHEDULE DEFR 14 A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the registrant X
Filed by a party other than the registrant ___

Check the appropriate box:
_ Preliminary Proxy Statement
_ Confidential, for Use of the Commission Only
  (as permitted by Rule 14a-6(e)(2))
X Definitive Proxy Statement
_ Definitive Additional Materials
_ Soliciting Material Pursuant to 240.14a 11(c) or 240.14a 12

VININGS INVESTMENT PROPERTIES TRUST
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

X No fee required
_ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid.

_ Fee paid previously with preliminary materials.

_ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

                               FORM OF PROXY CARD
                               ------------------

                      VININGS INVESTMENT PROPERTIES TRUST

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           to be held on June 2, 1998

              THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                      VININGS INVESTMENT PROPERTIES TRUST

The undersigned hereby constitutes and appoints Peter D. Anzo and Stephanie A. Reed, and each of them, as Proxies of the undersigned, with full power to appoint his or her substitute, and authorizes each of them to represent and vote all Shares of Beneficial Interest of Vinings Investment Properties Trust (the "Trust") held of record as of the close of business on April 20, 1998, at the Annual Meeting of Shareholders (the "Annual Meeting") of the Trust to be held at Cobb Galleria Centre, Two Galleria Parkway, Atlanta, Georgia, at 10:00 a.m. Eastern Time, on Tuesday, June 2, 1998, and at any adjournments or postponements thereof.

When property executed, this proxy will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is given, this proxy will be voted "FOR" the election of the seven nominees for Trustees set forth in Proposal 1. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. A shareholder wishing to vote in accordance with the Board of Trustees' recommendations need only sign and date this proxy and return it in the enclosed envelope.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Shareholders, the Proxy Statement and the Trust's Annual Report to Shareholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

Please vote and sign on the other side and return promptly in the enclosed envelope. Do not forget to date your proxy.

Please mark votes as in this example.   X

1. Proposal to elect seven Trustees, each to serve for a one-year term and until the election and qualification of his or her successor.

   Nominees: Peter D. Anzo, Martin H. Petersen, Stephanie A. Reed,
             Gilbert H. Watts, Jr., Phill D. Greenblatt, Henry
             Hirsch, and James D. Ross

             _________  For All Nominees

             _________  Withheld From All Nominees

             _________  For All Nominees Except as Noted Above

2. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

_______  MARK HERE FOR ADDRESS CHANE AND NOTE AT LEFT


Please sign name exactly as show. Where there is more than one holder, each should sign. When signing as an attorney, administrator, guardian or trustee, please add your title as such. If executed by a corporation or partnership, the proxy should be signed by a duly authorized person, stating his or her title or authority.


Signature: ___________________________        Date:    ________________________


Signature: ___________________________        Date:    ________________________